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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22207

                 Oppenheimer Master Event-Linked Bond Fund, LLC
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                     Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2011

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ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                    Amount                  Value
                                                                                ------------             -----------
EVENT-LINKED BONDS-87.5%
EARTHQUAKE-7.6%
LakeSide Re II Ltd. Catastrophe Linked Nts., 7.75%, 1/8/13(1,2)                 $  4,895,000             $ 5,055,067
Merna Reinsurance II Ltd. Catastrophe Linked Nts., 3.665%, 4/8/13(1,2)             5,000,000               5,095,000
Midori Ltd. Catastrophe Linked Nts., 3.028%, 10/24/12(1,2)                        12,200,000              11,927,940
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts., 11.50%, 10/19/12(1,2)           4,950,000               5,224,230
                                                                                                         -----------
                                                                                                          27,302,237
MULTIPLE EVENT-56.3%
Atlas V Capital Ltd. Catastrophe Linked Nts.:
14.805%, 2/24/12(1,2)                                                              4,000,000               4,038,400
Series 2, 11.805%, 2/24/12(1,2)                                                    4,850,000               4,949,910
Atlas VI Capital Ltd. Catastrophe Linked Nts., 10.731%, 4/16/13(1,2)               8,000,000  EUR         11,198,121
Blue Fin Ltd. Catastrophe Linked Nts.:
8.546%, 5/28/13(1,2)                                                               3,750,000               3,735,000
9.296%, 5/28/13(1,2)                                                               2,750,000               2,773,100
Caelus Re Ltd. Catastrophe Linked Nts., 6.551%, 5/24/13(1,2)                       3,600,000               3,598,560
East Lane Re Ltd. Catastrophe Linked Nts.:
6.696%, 3/13/15(1,2)                                                              11,500,000              11,411,450
5.796%, 3/14/14(1,2)                                                               5,000,000               4,941,000
GlobeCat Ltd. Catastrophe Linked Nts., 9.553%, 1/2/13(1,2)                         2,500,000               2,362,438
Lodestone Re Ltd. Catastrophe Linked Nts.:
Series A-1, 6%, 1/8/14(1,2)                                                        5,000,000               4,881,500
Series A-2, 7.25%, 1/8/14(2)                                                      10,000,000               9,825,000
Series CLA, 6.25%, 5/17/13(1,2)                                                    4,100,000               4,043,010
Series CLB, 8.25%, 5/17/13(1,2)                                                    5,000,000               4,906,000
Loma Reinsurance Ltd. Catastrophe Linked Nts., 9.745%, 12/21/12(1,2)               5,000,000               4,986,000
Mariah Re Ltd. Catastrophe Linked Nts., 6.25%, 1/8/14(1,2)                         8,750,000               7,407,750
Montana Re Ltd. Catastrophe Linked Nts.:
9.752%, 1/8/14(1,2)                                                                9,500,000               6,202,075
12.152%, 1/8/14(1,2)                                                               2,750,000               2,616,900
16.652%, 1/8/14(1,2)                                                               5,000,000               4,807,000
Series B, 13.502%, 12/7/12(1,2)                                                    5,100,000               4,906,710
Mystic Re II Ltd. Catastrophe Linked Nts., 12.254%, 3/20/12(1,2)                   4,800,000               4,936,800
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.575%, 9/6/11(1,2)  4,250,000                 760,431
Residential Reinsurance 2009 Ltd. Catastrophe Linked Nts.:
Series CL1, 13.031%, 6/6/12(1,2)                                                     250,000                 257,200
Series CL2, 17.031%, 6/6/12(1,2)                                                   4,950,000               5,107,905
Series CL4, 12.50%, 6/6/12(1,2)                                                    5,500,000               5,680,400
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
Series CL1, 9.031%, 6/6/15(1,2)                                                    5,000,000               4,974,500
Series CL2, 12.031%, 6/6/15(1,2)                                                   5,000,000               4,979,000

               1 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)

                                                                                   Principal
                                                                                   Amount                   Value
                                                                                ------------             -----------
Series CL5, 8.781%, 6/6/15(1,2)                                                 $  4,500,000             $ 4,536,000
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.631%, 6/6/13(1,2)                                                                5,500,000               5,469,200
8.931%, 6/6/13(1,2)                                                                4,800,000               4,745,760
13.031%, 6/6/13(1,2)                                                               5,000,000               4,889,000
13.031%, 6/6/13(1,2)                                                               4,900,000               4,910,780
Series CL1, 6.281%, 6/6/13(1,2)                                                    5,000,000               4,943,000
Series CL2, 7.281%, 6/6/13(1,2)                                                    2,500,000               2,399,750
Series CL3, 10.781%, 6/6/13(1,2)                                                   1,000,000                 965,800
Successor X Ltd. Catastrophe Linked Nts.:
13.044%, 12/13/13(1,2)                                                             3,000,000               2,931,000
14.79%, 12/13/13(1,2)                                                              5,000,000               4,912,500
9.75%, 4/4/13(1,2)                                                                 5,100,000               4,956,690
11.75%, 4/4/13(1,2)                                                                5,200,000               4,949,360
16.781%, 4/4/13(1,2)                                                               9,350,000               8,715,135
Series 2011-1, Class III-T3, 16.137%, 1/7/14(1,2)                                  5,000,000               4,881,500
Topiary Capital Ltd. Catastrophe Linked Nts., 5.023%, 8/5/11(1,2)                  5,500,000               5,431,250
Vega Capital Ltd. Catastrophe Linked Nts., 5.727%, 12/13/13(1,2)                   4,000,000               3,751,000
                                                                                                         -----------
                                                                                                         203,673,885
OTHER-0.8%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.157%, 1/15/17(1,2)                  3,000,000               3,003,900
WINDSTORM-22.8%
Akibare Ltd. Catastrophe Linked Nts.:
Cl. A, 3.209%, 5/22/12(1,2)                                                        7,750,000               7,767,050
Cl. B, 3.409%, 5/22/12(1,2)                                                          500,000                 501,300
Blue Fin Ltd. Catastrophe Linked Nts., Series 1, Cl. A, 5.819%, 4/10/12(1,2)       3,950,000  EUR          5,760,202
East Lane Re III Ltd. Catastrophe Linked Nts., 10.544%, 3/16/12(1,2)               5,250,000               5,310,375
EOS Wind Ltd. Catastrophe Linked Nts.:
6.50%, 5/26/14(1,2)                                                                5,000,000               4,930,500
6.80%, 5/26/14(1,2)                                                                1,000,000                 995,525
Eurus II Ltd. Catastrophe Linked Bonds, Series 09-1, Cl. A, 8.135%, 4/6/12(1,2)      577,000  EUR            859,689
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.173%, 8/10/11(1,2)                  5,020,000               5,022,510
Foundation Re III Ltd. Catastrophe Linked Nts.:
Series 1-1, 5%, 2/25/15(2)                                                        13,000,000              12,790,699
Series 1-A, 5.75%, 2/3/14(1,2)                                                     4,500,000               4,400,100
Ibis Re Ltd. Catastrophe Linked Nts., Series B, 14.495%, 5/10/12(1,2)              1,000,000               1,034,400
Johnston Re Ltd. Catastrophe Linked Nts., 7.63%, 5/8/14(1,2)                       2,250,000               2,288,700
Longpoint Re Ltd. Catastrophe Linked Nts.:
5.40%, 12/18/13(1,2)                                                               7,000,000               6,911,100
5.40%, 12/24/12(1,2)                                                               5,044,000               4,989,020
Mariah Re Ltd. Catastrophe Linked Nts., Series 2010, 8.50%, 1/8/14(1,2)            6,250,000               5,089,375


               2 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)


                                                                                  Principal
                                                                                   Amount                   Value
                                                                                ------------             -----------
Montana Re Ltd. Catastrophe Linked Nts., 10.002%, 12/7/12(1,2)                  $  5,030,000             $ 4,863,507
Multicat Mexico 2009 Ltd. Catastrophe Linked Nts.:
10.25%, 10/19/12(1,2)                                                                250,000                 260,075
10.25%, 10/19/12(1,2)                                                              1,750,000               1,823,500
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.525%, 4/9/14(1,2)          7,000,000               6,917,400
                                                                                                         -----------
                                                                                                          82,515,027
                                                                                                         -----------
Total Event-Linked Bonds (Cost $327,572,254)                                                             316,495,049

                                                                                    Shares
                                                                                  ----------
INVESTMENT COMPANY-12.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%(3,4) (Cost $43,368,238) 43,368,238                 43,368,238
Total Investments, at Value (Cost $370,940,492)                                         99.5%               359,863,287
Other Assets Net of Liabilities                                                          0.5                  1,832,425
                                                                                  ----------              -------------
Net Assets                                                                             100.0%             $ 361,695,712
                                                                                  ==========              =============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR          Euro

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $293,879,350 or 81.25% of the Fund's net assets as of June 30, 2011.

2. Represents the current interest rate for a variable or increasing rate security.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                        SHARES          GROSS          GROSS            SHARES
                                                            SEPTEMBER 30, 2010      ADDITIONS     REDUCTIONS     JUNE 30, 2011
                                                            ------------------    -----------    -----------     -------------
Oppenheimer Institutional Money Market Fund, Cl. E                   2,091,619    228,555,022    187,278,403        43,368,238

                                                                                                       VALUE            INCOME
                                                                                                  ----------            ------
Oppenheimer Institutional Money Market Fund, Cl. E                                                43,368,238            11,952

4. Rate shown is the 7-day yield as of June 30, 2011.


               3 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)


VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of June 30, 2011 based on valuation input level:

                                           LEVEL 1-                LEVEL 2-                LEVEL 3-
                                         UNADJUSTED       OTHER SIGNIFICANT             SIGNIFICANT
                                      QUOTED PRICES       OBSERVABLE INPUTS     UNOBSERVABLE INPUTS            VALUE
                                       --------------    -------------------    --------------------    ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Event-Linked Bonds                     $            -    $      316,495,049     $                  -    $316,495,049
Investment Company                         43,368,238                     -                        -      43,368,238
                                       -----------------------------------------------------------------------------
Total Assets                           $   43,368,238    $      316,495,049     $                  -    $359,863,287
                                       -----------------------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts    $            -    $         (354,770)    $                  -    $   (354,770)
                                       -----------------------------------------------------------------------------
Total Liabilities                      $            -    $         (354,770)    $                  -    $   (354,770)
                                       -----------------------------------------------------------------------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF JUNE 30, 2011 ARE AS FOLLOWS:

                                                                   CONTRACT AMOUNT        EXPIRATION                    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION                       BUY/SELL           (000'S)              DATE        VALUE     DEPRECIATION
                                                        --------   ---------------        ----------  -----------     ------------
RBS GREENWICH CAPITAL
Euro (EUR)                                                   Sell            12,333  EUR     8/17/11  $17,859,629     $    354,770

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The


               4 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)

inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ (R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Event-linked bonds are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

EVENT-LINKED BONDS. The Fund invests in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event


               5 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)


occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

As of June 30, 2011, securities with an aggregate market value of $316,495,049, representing 87.5% of the Fund's net assets were comprised of event-linked bonds.

CONCENTRATION RISK. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund's share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund's investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.


               6 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)


     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the


               7 | Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2011 (Unaudited)


annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $433,330 and $22,492,684, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.


               8 | Oppenheimer Master Event-Linked Bond Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 08/10/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 08/10/2011

By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 08/10/2011